Prospectus Supplement	November 20, 2009

PUTNAM SMALL CAP VALUE FUND Prospectus dated June 30, 2009

The section Who oversees and manages the fund? is supplemented to reflect that Eric Harthun is now the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio. Mr. Harthun’s title, length of service with the fund and business experience during the past five years are set forth in the prospectus.

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